



Wellgistics Health™

Redefining prescription access across America

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Transforming the pharmaceutical fulfillment network without owning bricks and mortar.

Healthcare technology
Bringing pharmaceutical services to redefine prescription access across America

Vertically-integrated:
Ecosystem seamlessly connects manufacturers, pharmacies, providers, employers and patients

Cost Transparency:
Acquiring Peek Meds, one of the first Rx shopping marketplaces

Expected to close in Q2 2025

Embedded AI:
Removes costs & helps uncover new opportunities

Full Stack Powering Patient Access:
Technology platform, wholesale distribution, and a network of 6,000+ pharmacies

- Removing barriers
- Cutting costs
- Streamlining the supply chain
- Delivering faster, more affordable treatment

Centralized Intelligence with Best-in-Class Services



Pharma Manufacturer
Services
Data
Provider
Data
Wellgistics
Distribution
Wellgistics
Tech & Hub Pharmacy
Services
Data
Data
Independent Pharmacy Network
Patient
Payor / PBM

Pharmaceutical costs spiraling out of control

+15% per annum

99% of employers

believe drug prices are a significant threat to healthcare affordability.

The market is broken.



Sources: HHS, National Alliance of Healthcare Purchaser Coalitions October 2024, ASPE

82% of adults

believe the cost of prescription drugs is

unreasonable

3 out of 10 adults skip treatments because

their drugs cost too much

Patients have had enough.

Sources: KFF; SIA Group

Multi-Billion Dollar Market for Drug Pricing Transparency

~$1.1T
US Pharmaceutical market size, 2033P

$16.9B+
Estimated AI-driven pharmacy tools market size by 2034

27%
Estimated CAGR AI-driven pharmacy tools, 2025-2034

~$81B
Annual drug spend by self-funded employers, covering 154M+ patient lives

PBMs charge manufacturers
Up to 60%
to access formulary

"Big Three" drug distributors control
95%+
of the market

Sources: Magnetaba; Precedenceresearch; KFF; Management analysis; Drug Channels; Barrons; Britannica; CMS: National Health Expenditure

We're changing the paradigm:
From the Manufacturer's door to the Patient's hands

Wellgistics Tech & Hub™
Provider
↓

Manufacturer → **Wellgistics Distribution™** Distribution → **Wellgistics Pharmacy™** Pharmacy & Network → **Patient**



Employers see a significant reduction in pharmaceutical costs



Vertically Integrated, Tech-Driven Pharmacy Ecosystem

Wellgistics

Distribution™

Wholesale Distributor
+ 3PL + **Cold Chain**

NABP Accredited in **all 50 States**

125+ Manufacturers
6,000+ Independent Pharmacies
(**30%+** Market Share & Growing)

Tech & Hub™

Digital Pharmacy and Hub
Platform

Patient App & Adherence Tools

Nationwide Network of
Pharmacies

Pharmacy™

Backend Pharmacy Services
Clinical Concierge

PA's / Therapeutic Interchange
Co-Pay / Discount Cards

35 State Licenses and Expanding
Direct-to-Patient Mail

Sources: Cardinal Health

Monetization across the entire Value Chain


Pharmacy Wholesaling
Tech Licensing
Network Pharmacy Model
Employer Subscription Model
EinsteinAI
EinsteinAI

Proprietary EinsteinAI allows us to uncover opportunities using pharmacy KPIs & point-of-sale data.

Acquisition of Peek Meds:

One of the *first* Rx shopping marketplaces

Other popular Rx savings programs *only reveal their own pricing…*

We harness the power of **savings solutions available to patients and employers.**



Eliquis
Tablet | 2.5mg | 30
Your Peek Offer
Eliquis.
Pay as little as $0
Your preferred pharmacy price
Pay with Insurance
View insurance card >
$50.00
Pay $280.36 with a cash savings card.
Other cash options near 33431
All Pharmacies
Cost Low to High
Walmart
$267.84
View savings card >
Walgreens
$271.81
View savings card >
RITE AID
$278.68

Peek Meds Marketplace provides patients **personalized, comparison pricing in one place:**

- Highlights pharma **copay offset programs** to promote added savings
- Includes patient's **insurance price**
- Integrates **multiple** cards & discount programs to find the **lowest** cash price
- Compares prices at **nearby** pharmacies
- **Designed** to protect employers from fiduciary lawsuits

Vertical integration means we can do what others can't.

Unlike other popular Rx savings programs that ***only*** *reveal their own pricing,*
and ***require a lengthy time to implement...***

We combine technology, supply chain, and market access expertise to harness the power of savings solutions from manufacturer direct, employer, and copay card marketplaces. Available to patients and employers – delivered immediately, without the wait or middleman markup.

Wellgistics

Peek Meds Acquisition:

Unlocking B2B2C distribution

18-23%+
Top-line cost savings

2M+
Claims evaluated in last 6 months

95%
NDCs match

Industry-leading partners include:

MyRx.cloud
PARAMOUNT Rx
Mark Cuban CostPlus Drug Company
SingleCare



Eliquis
Tablet 2.5mg 30
Your Peek Offer
Eliquis
Pay as little as $0
Your preferred pharmacy price
Pay with Insurance
View insurance card
$50.00
Pay $280.36 with a cash savings card.
Other cash options near 33431
All Pharmacies
Cost Low to High
Walmart
$267.84
View savings card
Walgreens
$271.81
View savings card
RITE AID
$278.68

Drives **patient engagement** & reduces abandonment

Expands market endpoints **with B2B2C distribution**

Allows manufacturers to fulfill **direct-to-consumer via Wellgistics**

Wellgistics AI: Leveraging AI to make our process faster, simpler and easier

Launched
2024

Direct AI integration with our existing tech stack

Improve patient access with key components:

- AI Consent
- AI Enrollment
- AI Benefit Verification
- AI Prior Authorization
- AI Copay Assistance
- AI Sales
- AI Customer Service

Unified Tech Platform

OUR FULLY-INTEGRATED ECOSYSTEM CONNECTS EVERY TOUCHPOINT, ENABLING:

- Seamless Pharmacy Operations
- Direct Manufacturer Fulfillment
- Patient Savings Transparency
- Better Patient Access


Hub Services
Einstein
Wellgistics
Tech & Hub™
Wellgistics AI
Peek Meds

Wellgistics' sustainable moat through vertical integration

Distribution™

- Manufacturer **Direct Relationships**
- **3PL & Cold Chain** Capabilities
- **Speed Advantage** over Incumbents

In-house Distribution

Tech & Hub™

- Hub Services **Central Ecosystem**
- Integrated **AI**
- End-to-End **Pharmacy Software Integrations**

Full Tech Stack

In-house Pharmacy

Pharmacy™

- **35** State Licenses & Expanding
- **6,000+** Pharmacy Network Nationwide
- (Peek Meds) **Direct Path** to Patients

Vertically-Integrated Prescription Integration Timeline

1Q-2Q 2025	3Q-4Q 2025	2026
☑ **Fully integrate** Wellgistics AI	Build out **partnerships**	**Pursuit of strategic transactions**
Finalize **Peek Meds acquisition**	Roll out **Wellgistics AI**	Streamline **tech stack**
Build out **exec team**	Add **market endpoints**	

We plan to launch **differentiated products** that deliver even more value, access & transparency to patients.

Expert leaders in growth execution



Brian Norton
CEO

- Financial leader with 23+ years of progressive experience in cross border M&A, VC &, PE fund raising



Tony Madsen
COO

- Managing Partner of Healthtech investor Nomad Capital, with focus on first-mile of drug distribution (wholesale, distribution network & supply chain)



Mark DiSiena, CPA, Attorney, MBA
CFO

- Advisor and CFO for publicly-listed companies with prior roles at Oracle, LVMH and PWC; CA CPA and retired attorney



Srini Kalla
CIO

- Former senior IT executive at OptumRx and Elevance Health, with a focus on Pharmacy and PBM healthcare technology, leading major technology initiatives and M&A activities



Michael Navin
Incoming CCO

- Founded Peek Technologies & previously exited EMG to Ogilvy Health
- **Effective upon the closing of Peek Acquisition**



Shelley Bailey
CSO

- Former co-owner and CEO of Central Drugs Specialty Pharmacy, founder of Famlee Health, and Chair of Oregon Prescription Drug Affordability Board



Jason Lang, PharmD
President of Distribution

- Serial entrepreneur with multiple 7-figure exits, founded multiple pharmacies; prior role in Pharmacy Management with Walgreens



Dr. Shafaat Pirani, PharmD, BCGP
Chief Clinical Officer

- Previously Chief Clinical & Regulatory Compliance Officer, Bonum and TRxADE Health; formerly EVP DelivMeds and Director Ops for an independent mail-order facility

Landmark support for PBM reform at Federal & State level

Current administration has clearly expressed its support for:

- Lowering the cost of prescription drugs
- Patient costs transparency
- Health equity with patient access
- Fair, transparent & open markets
- Open competition


Fact Sheet: President Donald J. Trump Announces Actions to Make Healthcare Prices Transparent

The White House | February 25, 2025

EMPOWERING PATIENTS THROUGH RADICAL PRICE TRANSPARENCY: Today, President Donald J. Trump signed an Executive Order to empower patients with clear, accurate, and actionable healthcare pricing information.


Fact Sheet: President Donald J. Trump Announces Actions to Lower Prescription Drug Prices

The White House | April 15, 2025

LOWERING PRESCRIPTION DRUG PRICES: *Today, President Donald J. Trump signed an Executive Order to expand on the historic efforts of his first term to lower prescription drug prices.*

- *The Order directs the Department of Health and Human Services to take steps to significantly reduce drug prices for American patients.*
- *It delivers lower drug prices for Medicare and the seniors who rely on it by:*

Wellgistics Health's promise of faster, cheaper, more transparent prescription care is well-aligned with the administration's policy goals

Sources: White House, USNews

Wellgistics Health is seeking to:

Expand our **vertically integrated** pharmacy and distribution **network**

Accelerate **direct-to-manufacturer programs** to deliver lower-cost, higher-access prescriptions

Grow employer carve-out solutions to **increase transparency and affordability** in prescription benefits



Deploy AI-powered technologies like **Wellgistics AI** and **Peek Meds Marketplace** at national scale

Drive strategic partnerships with manufacturers, employer groups, and healthcare organizations

The Future We Create

Imagine a world where...

- Employers lower prescription drug costs by **up to 60%.**
- Patients get **instant, real-time access to the best price** at their chosen pharmacy.
- Manufacturers **bypass rebate middlemen** and reach patients directly — faster and more profitably.
- Technology powers a **seamless, transparent prescription experience** across America.

Wellgistics Health is leading the transformation toward a smarter, more affordable, patient-first prescription ecosystem.

Wellgistics Health™

Prescription Price Transparency.



Contact

Brian Norton

bnorton@wellgisticshealth.com

(435) 669-6312

wellgisticshealth.com



Wellgistics Health™

Annex

Board of Directors



Suren Ajjarapu
Chairman

- Founder, Chairman, and CEO of TRxADE Health, Inc. (n/k/a Scienture Holdings, Inc.)
- Entrepreneur with leadership in Pharmaceuticals, Biofuels and Information Technology sectors
- **Education:** MS in Environmental Engineering and an MBA specializing in International Finance and Management, and the Venture Capital and Private Equity program at Harvard University



Prashant Patel
Vice Chairman

- Co-Founder, Director, President and COO of TRxADE Health, Inc. (n/k/a Scienture Holdings, Inc.)
- Pioneered innovative technology for secondary distribution, reverse distribution, and logistics
- **Education:** Bachelor of Pharmacy from the University of Nottingham/UK and an MSC in Transport, Trade & Finance from Cass Business School, City University, UK



Don Anderson
Board Member

- Previously the President & CEO of Independent Pharmacy Cooperative (IPC) from 2009-2022, Board Member of the Federation of Pharmacy Networks and Choice Rx Solutions
- Mergers and acquisitions, business operations, sales, and marketing
- **Education:** Bachelor of Science in Business, Master of Business Administration from Chadwick University



Michael Peterson
Board Member

- Former investment banker with 15 years at Goldman Sachs & Co. and Merrill Lynch
- Founder & CEO, Lafayette Energy; Former interim CEO of Trio Energy (NYSE: TPET), and founded PEDEVCO (NYSE: PED)
- **Education:** MBA, Finance and BS, Statistics & Computer Science from Bringham Young University



Rebecca Shanahan
Board Member

- Board of Directors of the National Association of Specialty Pharmacies, Proxsys, Hatch and TruDataRx
- Built and led specialty and compounding pharmacies: Priority Healthcare, Aetna Specialty Pharmacy, Oncology Therapeutics Network, Oncology Plus, Shoppers Drug Mart and Avella Specialty Pharmacy
- **Education:** Indiana University School of Law

Revenue & Margin

SOURCES OF REVENUE

Wholesales **Distribution**

Prescription **Fulfillment**

Pharmaceutical **Manufacturer Services**

- Prior Authorizations
- Therapeutic Interchange

Recurring **revenue:**

SaaS Transactional Services

- Rx Transfer Clicks
- Use of technology
- Provider, PMS, Surescripts

Subscription Fees

- Network Pharmacies
- Patients

Multiple Rx refills

Monetizing data

Tech & Specialty Lite focus drives higher margins

FUTURE REVENUE DISTRIBUTION


12%
2%
33%
53%
WGX Distribution
WGX Tech & Hub
WGX Pharmacy
Patient & 3rd Party

Diverse revenue streams reduce risk

Estimate/Projection

MARGIN PROFILE



As the **company scales...**

Revenue shifts from low margin distribution to higher margin services

Wellgistics Health™





Leaders in executing growth strategies



Brian Norton

CEO

- Financial leader with 23+ years of progressive experience in cross border M&A, VC & PE fund raising
- Extensive track record of success and expertise in healthcare, technology, and pharmaceutical supply chain innovation
- Has led high-performing teams to accelerate market growth and revenue recognition



Michael Navin

Incoming CCO

- Big & small pharma experiences
- Founder of Peek Technologies transparency tool for prescription drugs
- Started EMG – launched 150 drugs, getting payors & MFRS together, sold to Ogilvy Health
- Strong background in branding, market access, trade & distribution



Shelley Bailey

CSO

- Chair of Oregon Prescription Drug Affordability Board (PDAB) since 2022
- Formerly co-owner and CEO of Central Drugs Specialty Pharmacy, exited to ProCare (CVS) in 2018
- Founded Famlee Health, a digital health company focused on affordable fertility treatment
- Experience with supply chain from pharma, payor, to patient



Tony Madsen

COO

- Deep experience in past roles with CEO Brian Norton
- Focus on first-mile of drug distribution (wholesale, distribution network & supply chain)
- Managing Partner of Nomad Capital, an investor in healthcare, tech and regulated industries
- Prior role as Director of Cybersecurity at Cingo Solutions, a SOC2-certified managed detection and response cybersecurity provider